UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2017

Aerojet Rocketdyne Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Sepulveda Blvd, Suite 500, El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 252-8100

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the closing of an offer to certain participants in the Retirement Savings Plan (the “Plan”) of Aerojet Rocketdyne Holdings, Inc. (the “Company”) to allow them to rescind certain acquisitions of Company stock in the Plan that occurred between June 30, 2007 and June 29, 2008 (the “Rescission Offer”), all transactions out of the Aerojet Rocketdyne Holdings Stock Fund in the Plan will be temporarily suspended during the Blackout Period (as defined below). In order to process the Rescission Offer, the trustee of the Plan must temporarily suspend (the “Blackout”) all transactions out of the Aerojet Rocketdyne Holdings Stock Fund during the Blackout Period. The Blackout will begin at 4:00 p.m. U.S. Eastern time, on June 30, 2017 (the “Expiration Date”), and will end during the calendar week of July 10, 2017 (the “Blackout Period”) on the date that the proceeds for the Rescission Offer are credited to the Plan accounts of such participants (which is anticipated to be within a period of up to five to seven business days following the Expiration Date of the Rescission Offer).

On May 30, 2017, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period, during which they will be restricted from, directly or indirectly, purchasing or acquiring, any equity securities of the Company, including common stock, or options to acquire shares of Company common stock, and from exercising, selling or otherwise transferring any equity securities of the Company, including common stock, options to acquire shares of Company common stock, restricted stock units, and other equity awards acquired in connection with their service or employment as a director or executive officer of the Company. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The name, address, and telephone number of the person designated by the Company to respond to inquiries about the Blackout are Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd, Suite 500, El Segundo, California 90245, Attention: Arjun L. Kampani, Corporate Secretary, (310) 252-8100.

The reason for the Notice is that Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR promulgated by the Securities and Exchange Commission generally impose restrictions on trading in issuer shares by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Blackout Period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 30, 2017	AEROJET ROCKETDYNE HOLDINGS, INC.

	By:	/s/ Arjun L. Kampani
		Name:	Arjun L. Kampani
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period